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                                                                     Exhibit 10

                                                            ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-69487 for Hartford Life and Annuity Insurance Company Separate Account One on Form N-4.

                                          /s/ Arthur Andersen LLP

Hartford, Connecticut
June 19, 2000